Statement of Additional Information Supplement dated December 28, 2012
The purpose of this supplement is to provide you with changes to the current Statement of Additional Information for Cash Management Class, Corporate Class, Institutional Class, Personal Investment Class, Private Investment Class, Reserve Class and Resource Class shares of the Funds listed below:

Liquid Assets Portfolio
STIC Prime Portfolio
Treasury Portfolio
Government & Agency Portfolio
Government TaxAdvantage Portfolio
Tax-Free Cash Reserve Portfolio

Effective as of the close of business on December 31, 2012, Mr. Carl Frischling retired as a trustee of each Fund and any references to Mr. Frischling serving as a trustee or committee member are hereby removed as of the date set forth above.
STIT-SUP-3 122812